UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 7, 2006

                                  Arkona, Inc.
            --------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                      0-24372                33-0611746
------------------------------          --------         ---------------------
(State or other jurisdiction of        (Commission            (IRS Employer
incorporation or organization)        File Number)         Identification No.)


10757 South River Front Parkway, Suite 400
            South Jordan, Utah                                  84095
-------------------------------------------                ---------------
 (Address of Principal Executive Offices)                     (Zip Code)


Registrant's Telephone Number, Including Area Code:    (801) 501-7100


                                      N/A
              -----------------------------------------------------
              (Former name, former address, and formal fiscal year,
                         if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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Item 4.02 Non-Reliance on Previously  Issued  Financial  Statements or a Related
          Audit Report or completed Interim Review

         On August 7, 2006, the Audit Committee (the "Committee") of the Board of Directors of Arkona, Inc. (the "Company") determined that the following financial statements should no longer be relied upon because of an error in such financial statements: (i) the Company's balance sheet and income statement as of and for the fiscal year ended March 31, 2006 ("Fiscal 2006") and income statement for the fiscal year ended March 31, 2005 ("Fiscal 2005") contained in its Annual Report on Form 10-KSB for Fiscal 2006, and (ii) the Company's balance sheet and income statements as of and for each quarterly and year-to-date period included in its Quarterly Reports on Form 10-QSB for the periods ended June 30, 2005, September 30, 2005 and December 31, 2005. The Committee has not reviewed in detail financial statements for prior periods; however, because the errors are the result of an accounting policy the Company has applied consistently since entering the dealer management system business in November 2000, the Committee believes that financial statements for all periods including and subsequent to December 31, 2000 should not be relied upon.

         Historically, the Company has recognized revenue associated with the Company's creation of a Virtual Private Network (VPN) connection for its new customers at the time the Company completed its installation of its Arkona Dealer Management System (ADMS) at the customer's dealership. Fees for this VPN connection, also referred to as a license fee, generally range from 0% to 20% of the total installation charge. Following discussions and analysis stemming from comments received from the SEC staff, the Company determined that VPN connection fees are not a separate deliverable (i.e., do not have stand-alone value) and, therefore, should be recognized over the expected period of performance under the customer service agreement, rather than upon the completion of installation. This deferred recognition is accomplished by establishing a liability on the Company's balance sheet at the time the installation is complete. Then, each month during the expected period of performance of the customer service agreement, the Company recognizes the revenue on its income statement and records a corresponding decrease in the associated liability on its balance sheet.

         The Company has recognized VPN connection revenue at the time installation is complete since commencing its ADMS business in late 2000. As a result of the change in accounting policy, revenue that was recognized in early periods is now being deferred and recognized ratably over the expected period of performance of the customer service agreement, which as of June 30, 2006 approximates 60 months. With respect to the Company's financial statements for Fiscal 2005 and Fiscal 2006, the net effect on the income statement is expected to be a decrease of $6,975 in revenue for Fiscal 2005 and an increase of $82,373 in revenue for Fiscal 2006 (with a corresponding decrease/increase in net income, respectively). The net effect on the balance sheet is expect to be an increase in deferred contract revenue (and a corresponding increase in total liabilities) of $596,718 as of March 31, 2005 and $514,345 as of March 31, 2006. The Company's revised calculations are undergoing an audit and are subject to change or correction based upon that audit; however, the Company expects that the balance sheet and income statement adjustments from the change in accounting treatment for Fiscal 2005 and Fiscal 2006 will be approximately as follows:


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




                                             (From Income Statement)
                                          Fiscal 2005      Fiscal 2006
                                          -----------      -----------
Revenues:
   As previously reported                  $ 7,308,930    $11,129,798
   Adjustment                                   (6,975)        82,373
                                           -----------    -----------
   Restated amount                         $ 7,301,955    $11,212,171

Net Income (Loss):
   As previously reported                  $   (92,374)   $ 2,065,062
   Adjustment                                   (6,975)        82,373
                                           -----------    -----------
   Restated amount                         $   (99,349)   $ 2,147,435


                                               (From Balance Sheet)
                                          March 31, 2005 March 31, 2006
                                          -------------- --------------
Deferred Contract Revenue:
   As previously reported                  $   200,326    $   207,417
   Adjustment                                  596,718        514,345
                                           -----------    -----------
   Restated amount                         $   797,044    $   721,762

Total Liabilities:
   As previously reported                  $   647,839    $ 1,057,234
   Adjustment                                  596,718        514,345
                                           -----------    -----------
   Restated amount                         $ 1,244,557    $ 1,571,579

         Following completion of an audit, the Company expects to amend its Form 10-KSB for Fiscal 2006 in order to restate the balance sheet and incomes statements contained therein. The Company also expects to restate its financial statements for the periods ended June 30, 2005, September 30, 2005 and December 31, 2005 in subsequent filings. The Company plans to evaluate, in dialog with the SEC staff, whether to restate additional financial statements and/or amend additional period reports as a result of this accounting change.

         The Committee discussed the matters disclosed in this Current Report with its independent accountant.


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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Arkona, Inc.



Dated:  August 11, 2006

By /s/ Leland H. Boardman
   -----------------------------
Leland H. Boardman
Chief Financial Officer




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